Exhibit 3.15

Form LP 201
(Rev. July 2003)

Filing Fee $150

SUBMIT IN DUPLICATE!

File# S019974

Assigned by
Secretary of State

Return to: Department of Business Services Limited Partnership Section Room 357, Howlett Building Springfield, IL 62756 Telephone: (217) 785-8960 http://www.ilsos.net	JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope is included.

1.	Limited partnership’s name:	MALLARD POINTE LIMITED PARTNERSHIP

2.	The address of the office at which the records (including county) required by Section 104 are to be kept is: (P.O. Box alone and
	c/o are unacceptable)	C/O KIMBALL HILL, INC., ATTN: HAL BARBER, VICE-PRESIDENT.
5999 NEW WILKE ROAD, SUITE 504, ROLLING MEADOWS, IL 60008 COOK COUNTY.

3.	Federal Employer Identification Number (F.E.I.N):			20-0253540 .

4.	This certificate of limited partnership is effective on: (Check one)
	a) ☒	the filing date, or b) ☐	another date later than but not more than 60 days subsequent
		to the filing date:		.
(month, day, year)

5.	The limited partnership’s registered agent’s name and registered office address is:
	Registered agent:	C T CORPORATION SYSTEM
		First name	Middle name	Last name
	Registered Office:	208 SOUTH LA SALLE STREET			814
	(P.O. Box alone is	Number		Street	Suite #
	unacceptable)	CHICAGO,	COOK	Illinois	60604 .
		City		Country	ZIP Code

6.	The limited partnership’s purpose(s) is:	ACQUISTION, DEVELOPMENT AND SALE OF REAL ESTATE

.
	IRS Business Code Number is:	1510

7.	The latest date, if any, upon which the limited partnership is to dissolve.			10/01/2023
(month, day, year)

8.	The total aggregate dollar amount of cash, property and services contributed by all partners is (optional)
$51,000

9.	If agreed upon, a brief statement of the partners’ membership termination and distribution rights: (optional)
WITHOUT CAUSE OR THE OCCURRENCE OF CERTAIN EVENTS AS DESCRIBED IN THE
PARTNERSHIP AGREEMENT NEITHER PARTNER MAY UNILATERALLY TERMINATE
ITS MEMBERSHIP IN THE LIMITED PARTNERSHIP.

NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

All general partners are required to sign the certificate of limited partnership.

SIGNATURE AND NAME		BUSINESS ADDRESS
1. Signature	/s/ Hal Barber	Number/Street		5999 NEW WILKE ROAD, #504
Type or print name and title	HAL BARBER, V-P	City/town	ROLLING MEADOWS

Name of General Partner if a corporation or
other entity	KIMBALL HILL, INC. 3187/0551	State	ILLINOIS	ZIP Code	60008

2. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

3. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:

Payment must be made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A.’s check or money
order, payable to “Secretary of State.”

DO NOT SEND CASH!

Form LP 202
(Rev. July 2003)

Filing Fee $50

SUBMIT IN DUPLICATE

Return to: Department of Business Services Limited Partnership Section Room 357, Howlett Building Springfield, IL 62756 Telephone: (217) 785-8960 http://www.ilsos.net	JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

All correspondence regard- ing this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope with pre-paid postage is included.

1.	Limited partnership’s name:		Mallard Pointe Limited Partnership .

2.	File number assigned by the Secretary of State:		S019974 .

3.	Federal Employer Identification Number (F.E.I.N):		20-0253540 .

4.	The certificate of limited partnership is amended as follows: (Check all applicable changes here and specify them in item 5.) (Address changes, P.O. Box alone is unacceptable)

	☐	a)	Admission of a new general partner (give name and business address in item 5 on reverse).

	☐	b)	Withdrawal of a general partner (give name in item 5 on reverse).

	☐	c)	Change of registered agent and/or registered agent’s office (give new name and address, including county on item 5 on reverse).

	☐	d)	Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address in item 5 on reverse).

	☐	e)	Change in the general partners name and/or business address (give name and new address in item 5 on reverse).

	☐	f)	Change in the partners’ total aggregate contribution amount (give new dollar amount in item 5 on reverse).

	☒	g)	Change in limited partnership’s name (give new name in item 5 on reverse).

	☐	h)	Change in date of dissolution (give new date in item 5 on reverse).

	☐	i)	Other (give information in item 5 on reverse).

5.	Place Item #4 changes here:

The name of the limited partnership is changed to: Edgewater Limited Partnership

If additional space is needed for item 4, it must be continued in the same format on a plain white 8 ½ x 11 sheet, which must be stapled to this form.

6.             NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

SIGNATURE AND NAME		BUSINESS ADDRESS

1. Signature	/s/ Hal H. Barber	Number/Street		5999 New Wilke Road, Suite 504
Type or print name and title	Hal H. Barber.	City/town	Rolling Meadows
Sr. Vice President
Name of General Partner if a corporation or
other entity	Kimball Hill, Inc.	State	Illinois	ZIP Code	60008
(must be in good standing)

2. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code
(must be in good standing)

3. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

DO NOT SEND CASH!

DO NOT STAPLE

Form LP 202
January 2005

Filing Fee: $50
Submit in duplicate. Payment must be
made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A.’s
check or money order, payable to
Secretary of State.
Please do not send cash.

Department of Business Services
Limited Partnership Division
357 Howlett Building
Springfield, IL 62756
217-785-8960
www.cyberdriveillinois.com

Correspondence regarding this filing will
be sent to the registered agent of the
Limited Partnership unless a self-
addressed, stamped envelope is
included.

PAID AUG 17 2005 Illinois Secretary of State Department of Business Services Certificate of Amendment to the Certificate of Limited Partnership (Illinois Limited Partnership or LLLP)

Please type or print clearly.

1.	Limited Partnership Name:		Edgewater Limited Partnership

2.	File Number assigned by Secretary of State:		S019974

3.	Federal Employer Identification Number (F.E.I.N.):		20-0253540

4.	This Certificate of Limited Partnership is amended as follows:
(Check applicable changes and specify in item 5. For address changes, P.O. Box alone is unacceptable.)
	☒	a)	Admission of a new General Partner (give name and business address in item 5)
	☒	b)	Withdrawal of a General Partner (give name in item 5)
	☐	c)	Change of Registered Agent and/or Registered Agent’s office (give new name and address, including county in item 5)
	☐	d)	Change in address of office at which the records required by Section 201 of the Act are kept (give new address in item 5)
	☐	e)	Change in General Partner’s name and/or business address (give new name and address in item 5)
	☐	f)	Change in Partner’s total aggregate contribution amount (give new dollar amount in item 5)
	☐	g)	Change in Limited Partnership’s name (give new name in item 5)
	☐	h)	Change in Date of Dissolution (give new date in item 5)
	☐	i)	Other (give information in item 5)
	☐	j)	Dissociation of General Partner (only for Limited Partnerships registered in 2005 and later; give name in item 5)

5.	Item #4 changes (For additional space, continue on next page.):

New General Partner: Kimball Hill Homes Illinois, LLC 5999 New Wilke Road Rolling Meadows, Illinois 60008

Withdrawing General Partner: Kimball Hill, Inc.

Printed by authority of the State of Illinois. 1 — June 2005 — C LP 9.13

5.	Item #4 changes (cont.)

Names and Business Addresses of General Partners

The undersigned affirms, under penalties of perjury, that the facts stated herein are true. As per Section 204, Article 2, of the Uniform Limited Partnership Acts, the following signatures are required:

•          at least one General Partner on record,

•          all new General Partners,

•          all Dissociated and withdrawing General Partners (only if LP has registered in 2005 or later).

If adding or deleting a statement that this Limited Partnership is a Limited Liability Limited Partnership, all General Partners on record must sign.

1.	/s/ Hal H. Barber	2.	/s/ Hal H. Barber
	Signature		Signature
	Hal H. Barber, Vice President		Hal H. Barber, Senior Vice President
	Name and Title (type or print)		Name and Title (type or print)
	Kimball Hill Homes Illinois, LLC (New General Partner)		Kimball Hill, Inc. (Withdrawing General Partner)
	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)
	5999 New Wilke Road Kimball Hill Inc		5999 New Wilke Road
	Street Address		Street Address
	Rolling Meadows, Illinois 60008		Rolling Meadows, Illinois 60008
	City, State, ZIP		City, State, ZIP

3.		4.
	Signature		Signature

	Name and Title (type or print)		Name and Title (type or print)

	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)

	Street Address		Street Address

	City, State, ZIP		City, State, ZIP

Signatures must be in black ink on an original document.
Carbon copy, photocopy or rubber stamp signatures
may only be used on conformed copies.

Form LP1108C
(Rev. 06/12/2003)

FILING DEADLINE IS
PRIOR TO 10/01/2006	PAID
SEP 23 2005
$ 150 FILING FEE

Submit Typed
Duplicate

DO NOT SEND CASH!

SECRETARY OF STATE - STATE OF ILLINOIS LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, PLEASE USE AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN)

Registered Agent name and Registered Agent’s office address.

C T CORPORATION SYSTEM
208 SO LASALLE ST, SUITE 814	Cook County
CHICAGO IL 60604- 1101

Limited Partnership Name:  EDGEWATER LIMITED PARTNERSHIP

Secretary of State’s Assigned File Number: S019974
Federal Employer Identification Number: 200253540
State of Jurisdiction: Illinois	If Foreign attach a current Certificate of Good Standing

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKES RD SUITE 504	Cook County
ROLLING MEADOWS IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.

/s/ Hal H. Barber	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
(Signature)
Hal H. Barber, Vice President, Kimball Hill, Inc., Mbr.
(Type or Print Name and Title)
Kimball Hill Homes Illinois, LLC, General Partner
(Name of General Partner if a corporation or other entity)

(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

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